SECURITIES AND EXCHANGE COMMISSION

                            	Washington, D.C. 20549

                                   	FORM 8-K

                                	CURRENT REPORT

                      	Pursuant to Section 13 or 15(d) of
	                     the Securities Exchange Act of 1934




               	      January 24, 1997 (January 22, 1997)
               ------------------------------------------------
	              Date of Report (Date of Earliest Event Reported)


         	           Global TeleMedia International, Inc.
            ------------------------------------------------------
           	(Exact name of Registrant as specified in its charter)


        	   Florida   		            0-15818   		        64-0708107
        ----------------          ------------      -------------------
       	(State or other	         	(Commission 	      	(IRS Employer
       	jurisdiction of	         	file Number) 	   	Identification No.)
      	 incorporation or
	        organization)



                             	1121 Alderman Drive
                                  	Suite 200
                          	Alpharetta, Georgia 30202
                           -------------------------
	                 	(Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 667-6088
                                                           --------------

Item 5. 	Other Events
         ------------

    	On or about July 30 and August 28, 1996, Global TeleMedia International, Inc. (the "Company") issued the aggregate par principal amount of $6,683,333 of certain 3% Convertible Debentures, due August 15, 1998 (the "Debentures"), as follows: (i) RBB Bank Aktiengesselschaft ("RBB Bank") ($4,000,000),
(ii) Mohammed Ghaus Khalifa ("Khalifa") ($1,333,333), and (iii) Wood Gundy London, Ltd. ("Wood Gundy") ($1,350,000) (collectively, the "Debentureholders"). The Company received cash from the Debentureholders in the aggregate amount of approximately $5,012,500, or 75% of the par principal amount of the Debentures. The Debentures were issued in reliance on an exemption from registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act").

    	The terms of the Debentures provide that the Debentures are convertible into shares of the Company's common stock, par value $0.004 per share (the "Common Stock") based on the per share conversion price for the Debentures of the lesser of: (x) $4.00, or (y) the average closing bid price of the Company's Common Stock for the five (5) trading days immediately preceding the date of notice of conversion. The entire obligation underlying the Debentures, as of January 23, 1997, is currently convertible into Common Stock under the terms of the Debentures.

    	During the period from November 15, 1996 - January 3, 1997, the Company received requests for conversion of the par principal amount of Debentures set forth below (plus accrued interest thereon) into unrestricted shares of Common Stock, as follows: (i) Khalifa ($333,000 to be converted at the conversion price of $0.332 per share), (ii) RBB Bank ($250,000 to be converted at the conversion price of $0.324 per share and $250,000 to be converted at the conversion price of $0.354 per share), and (iii) Wood Gundy ($50,000 to be converted at $0.3832 per share and $50,000 to be converted at the conversion price of $0.396 per share).

    	The Company has requested the Debentureholders to provide satisfactory evidence that they are not subject to, or have met, the filing requirements of
Section 13(d), the Regulation S exemption remains available and any shares which may be issued in connection with a conversion request are not subject to resale restrictions for "affiliates" of an issuer under Rule 144 promulgated under the Securities Act.

    	The Company has received notices, dated January 10 and 14, 1997, on behalf of the Debentureholders asserting that the failure by the Company to issue shares of Common Stock pursuant to said conversion notices constituted an event of default under the Subscription Documents.

    	The Company has taken the position that the Debentureholders have not complied with the terms of the subscription documents (the "Subscription Documents") executed in connection with the issuance of the Debentures, and that until the Debentureholders are in such compliance, the Debentureholders have not fulfilled their obligations under the Subscription Documents, and no shares may be issued pursuant to the purported conversion requests.

    	The Company has expressed its willingness, at this stage, to issue the conversion shares to the Debentureholders with a restrictive legend, at such time as the Debentureholders are in compliance with the terms of the Subscription Documents. The Company has been advised that such offer has been rejected by the Debentureholders. Therefore, the Company does not believe that the Company is in default with respect to the conversion notices or the Debentures.

    	The Subscription Documents for the Debentures provide, in pertinent part, that the Debentureholders shall file a Schedule 13D pursuant to Section 13(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), if any of them become subject to such statute.

    	Section 13(d) of the Exchange Act, and the regulations promulgated thereunder, generally require that a Schedule 13D be filed on behalf of any person or persons who, directly or indirectly, acquire "beneficial ownership" of more than 5% of any equity security which is registered pursuant to Section 12 of the Exchange Act. For purposes of determining "beneficial ownership" of such an equity security, the term extends to any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power which includes the power to vote, or to direct the voting of, such securities; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. Further, a person shall be deemed to be the beneficial owner of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to any right to acquire through the conversion of a security.

    	The Company initially received a copy of a purported form of Schedule 13D, representing that the subject document was filed on behalf of Wood Gundy with the Securities and Exchange Commission. Subsequently, the Company received a copy of an amended Schedule 13D, dated December 26, 1996, purported to have been filed on behalf of Canadian Imperial Bank of Commerce (the "Canadian Bank"), purportedly as the true beneficial owner of the Debentures purchased in the name of Wood Gundy. The amended Schedule 13D sets forth that if the Canadian Bank "elects to convert the remaining $1,250,000 Convertible Debentures into Company Common Stock, such an interest would constitute approximately 25% of the shares [3,541,360 shares] of Company Common Stock issued and outstanding as of December 23, 1996 (based upon a total of 14,982,000) shares of Company Common Stock issued and outstanding." However, the amended Schedule 13D states that the Canadian Bank is the beneficial owner of 258,640 shares, based on the requested conversion of $100,000 par principal amount of Debentures, but does not state that the Canadian Bank is the beneficial owner of any additional shares which may be convertible from the unconverted balance of the Debenture.

    	The number of shares of Common Stock issued and outstanding as of January 22, 1997, was approximately 16,274,437. The Company's Common Stock is currently listed for trading in the over-the counter market, as quoted on the National Association of Securities Dealers, Inc. "bulletin board" or in the "pink sheets" maintained by the National Quotation Bureau, Inc. under the symbol "GTMI." On January 22, 1997, the closing bid price for the Common Stock was approximately $0.69 per share.

    	The Company has not received a copy of a Schedule 13D with respect to Khalifa or RBB Bank, and has not received a copy of any filing by the Debentureholders which may be required pursuant to Section 16 of the Exchange Act.

    	On January 22, 1997, Khalifa and RBB Bank (collectively, "Plaintiffs") filed a complaint in the United States District Court for the Northern District of Georgia, Atlanta Division (Civil Action No. 1 97-CV-0179) against the Company. The complaint alleges claims for breach of contract and for declaratory and injunctive relief with respect to the requests of Khalifa and RBB Bank to convert $333,000 and $500,000, respectively, par principal amount of Debentures into shares of the Company's Common Stock pursuant to the Subscription Documents. The complaint seeks injunctive relief against the Company to issue the shares to Plaintiffs in accordance with the conversion requests, and for an unstated amount of compensatory damages, attorney's fees, costs and expenses.

    	Management of the Company believes that there are valid defenses to each of these claims and intends to defend the action vigorously.  The Company also intends to file counterclaims against the Plaintiffs with respect to the action.

    	There can be no assurances as to the resolution of these matters.

    	The Company reserves all rights with respect to a determination of the number of conversion shares which may be issuable upon the conversion of the Debentures, the availability of the Regulation S exemption to the Debentureholders and the resale restrictions under Rule 144.

                                  	SIGNATURES

    	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                       					GLOBAL TELEMEDIA INTERNATIONAL, INC.




Dated: January 24, 1997                   		By: /s/ Roderick A. McClain
                                                -----------------------
                                                Roderick A. McClain
						                                          Chief Executive Officer